Exhibit 10.1

Fiscal Year 2005 Executive Leadership Team Incentive Compensation Plan

This Fiscal Year 2005 Executive Leadership Team Incentive Compensation Plan (the “Plan”) has been adopted by the Compensation Committee of the Board of Directors of ICO, Inc. (“ICO” or the “Company”) to provide a method to reward members of the Executive Leadership Team (“ELT”) for their contribution to achieving the Company’s performance goals, and to ensure that the ELT members have a financial stake in the success of the Company’s overall performance. The Plan supersedes any short-term annual bonus program sponsored by the Company or its Affiliates with respect to any ELT member.

1.	Participants - ELT members, namely:

W. Robert Parkey, Jr., ICO, Inc., President and Chief Executive Officer
Jon C. Biro, ICO, Inc. CFO and Treasurer
Steve Barkmann, President, Bayshore Industrial
Derek Bristow, President, ICO Europe
Dario Masutti, President, ICO-Courtenay Australasia
David Phillips, President, ICO Americas

2.
Compensation philosophy - The intent of this Plan is to motivate the ELT to meet or exceed internal budgets, and drive the appropriate team behavior while, at the same time, putting in place an annual cash bonus plan that is as simple as possible.

3. High level drivers:
•  FY 2005 EBITDA1 and FY 2005 Return on Invested Capital2 (“ROIC”)
•  Business Unit Performance and “Overall Company Performance”3

4.	FY 2005 bonus payout amounts will be calculated as a percentage of the ELT member’s annual base salary, as follows:

	Threshold - 80% Target	Target	Max - 120% Target
CEO and Business Unit Presidents	0%	30% of base	60% of base
CFO	0%	24% of base	48% of base

5.
FY 2005 EBITDA shall be used to calculate “Initial Bonus Amounts.” The CEO and CFO’s FY 2005 bonus payout percentage in #3 above will be based upon Overall Company Performance. Each Business Unit President’s bonus payout percentage will be based upon the performance of the business unit he manages.

	EBITDA − Overall Company	EBITDA − Business Units
Threshold	80% of EBITDA target - $XXX	80% of EBITDA target

Target	$XXX	EBITDA Targets: XXXXXXXXXXXX

Max	120% of EBITDA Target = $XXX	120% of EBITDA Target

Note: EBITDA Targets included above include bonus expenses payable under this Plan.

6.
The Initial Bonus Amount calculated as set out above shall be reduced by 20% if the applicable ROIC targets set forth below are not met. The ROIC targets below are per the ROIC targets included in the strategic plan rounded to the nearest ½% for XXX and XXX. XXX and XXX ROIC targets have been capped at 25%. Overall Company targets shall be calculated as the ICO, Inc. consolidated ROIC forecast included in the strategic plan (XXX%), adjusted down to XXX% to reflect the 25% cap for XXX and XXX.

ROIC target:
XXX	XXX%
XXX	XXX%
XXX	XXX%
XXX	XXX%
XXX	XXX%

For the CEO and CFO only, the overall Company target shall apply for purposes of this adjustment. For the Business Unit Presidents, only the ROIC for their regions shall apply.

7.
The CEO and CFO bonus amounts shall be determined based upon the overall Company results. Business Unit President Initial Bonus Amounts calculated pursuant to paragraphs 4 and 5 above shall be reduced by an additional 20% if the overall company EBITDA Target of $XXX is not achieved.

8.
CEO shall have the discretion to adjust bonus amounts provided for under this Plan upward by up to 20%, subject to the review and approval of Compensation Committee of ICO, Inc.’s Board of Directors in regard to any such adjustment. The purpose of this provision is to allow other qualitative and quantitative objectives to be taken into account for purposes of determining FY 2005 bonuses.

9.
A Business Unit President will not be entitled to a bonus under this Plan, or otherwise with respect to FY 2005, if, prior January 1, 2006, (a) he resigns from employment with the Company, or (b) he is terminated from employment for “Cause.”[4]

10.
For the purpose of this paragraph, the Company shall be deemed to have received a “Qualified Opinion” if, in connection with its FY 2005 annual audit (relative to Sarbanes-Oxley 404 compliance), the Company (a) does not receive an unqualified opinion from PwC regarding Management’s Assessment of the Internal Control System of the Company, or (b) does not receive an unqualified opinion from PwC regarding their assessment of the Company’s Internal Control System. If the Company receives a Qualified Opinion, then the CEO and CFO shall not be entitled to receive any FY 2005 incentive bonus under this Plan. If the business unit that a Business Unit President oversees, upon audit by PwC, has a material weakness or significant deficiency that leads to PwC to provide the Qualified Opinion, then that Business Unit President shall not be entitled to receive any FY 2005 incentive bonus under this Plan. Additionally, note that all third party expenses incurred in connection with the implementation of Sarbanes-Oxley 404 and relating to a given Business Unit, shall be included in the expenses of such Business Unit.

1 Defined as Operating Income from continuing operations as defined by U.S. GAAP plus impairment, restructuring and other costs, stock option expenses, and depreciation and amortization.
2 ROIC calculated as Operating Income from continuing operations as defined by U.S.GAAP, excluding impairment, restructuring and other costs and stock option expenses, divided by total assets excluding goodwill, less current liabilities, plus funded debt (i.e., interest bearing debt) included in current liabilities. Intercompany loans will be considered long-term debt for purposes of calculating ROIC.
3 “Overall Company Performance” is defined as consolidated performance of ICO, Inc. and its subsidiaries.
4 Termination for “Cause” shall mean termination for “Cause” as defined in the employment agreement (if any) between the Company or its subsidiary and the Business Unit President, and also shall mean termination of the Business Unit President as a result of the Business Unit President’s violation of any provision of the Company’s Code of Business Ethics.